6. Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Notes to Financial Statements
6. Shareholders' Equity

The Company’s Articles of Incorporation, as amended, authorize the issuance of two classes of stock to be designated “Common Stock” and “Preferred Stock”.

The Company had 211,135 shares of Series A Convertible Preferred Stock ("Series A Preferred") outstanding as of June 30, 2014 and December 31, 2013. The holders of the Series A Preferred Stock are entitled to receive a cumulative dividend at a rate of 8.0% per year, payable annually either in cash or shares of the Company's Common Stock at the Company's election.  Shares of Common Stock paid as accrued dividends are valued at $.50 per share.  Each share of Series A Preferred is convertible into two shares of the Company's Common Stock. The holders of Series A Preferred are entitled to receive payments upon liquidation, dissolution or winding up of the Company before any amount is paid to the holders of Common Stock. The holders of Series A Preferred shall have no voting rights, except as required by law.

The Company had 390,518,703 common shares outstanding as of June 30, 2014. The holders of Common Stock are entitled to one vote per share on matters brought before the shareholders. As of June 30, 2014, warrants to purchase 11,559,140 shares of Common Stock at prices ranging from $0.10 to $0.50 were outstanding. All warrants are exercisable as of June 30, 2014 and expire at various dates through December 2018.

On December 11, 2012, the Company authorized a share repurchase program to repurchase up to 15 million of the Company's issued and outstanding common shares from time to time on the open market or via private transactions through block trades.  Under this program, for the six months ended June 30, 2014, the Company repurchased a total of 672,742 shares at a weighted-average cost of $0.23.  A total of 1,689,145 shares have been repurchased to date at a weighted-average cost of $0.23. The remaining number of shares authorized for repurchase under the plan as of June 30, 2014 is 13,310,855.

The Company’s Articles of Incorporation, as amended, authorize the issuance of two classes of stock to be designated “Common Stock” and “Preferred Stock”.

Convertible Preferred Stock

The Company had 211,135 shares of Series A Convertible Preferred Stock ("Series A Preferred") outstanding as of December 31, 2013 and 2012. The holders of the Series A Preferred stock are entitled to receive a cumulative dividend at a rate of 8.0% per year, payable annually either in cash or shares of the Company's common stock at the Company's election.  Shares of common stock paid as accrued dividends are valued at $0.50 per share.  At December 31, 2013 and 2012 the Company had cumulative dividends payable of approximately $95,000 and $77,000, respectively. Each share of Series A Preferred is convertible into two shares of the Company's common stock. The holders of Series A Preferred are entitled to receive payments upon liquidation, dissolution or winding up of the Company before any amount is paid to the holders of common stock. The holders of Series A Preferred shall have no voting rights, except as required by law.

During 2012, there were 60,000 shares of Series A Preferred and accrued dividends of approximately $19,000 converted into 155,770 shares of common stock.

 Common Stock

The holders of common stock are entitled to one vote per share on matters brought before the shareholders.

On July 11, 2011, the Company issued 560,000,000 shares of common (pre-split) stock, or 280,000,000 post-split, in connection with the acquisition of AL Global with shareholders of AL Global becoming the majority shareholders of Javalution.

Effective August 8, 2011, there was a reverse split of the common stock where two shares became one share. The conversion rate of the Series A Preferred was adjusted from four shares to one to two shares to one. The historical results of the Company have been retroactively adjusted to affect the reverse stock split.

During July 2012, the Company sold an aggregate of 4,100,000 shares of the Company’s common stock at a purchase price of $0.20 per share, for aggregate proceeds of $700,000 and a note receivable of $120,000.  All sales were to key distributors, officers and directors of the Company, and members of their families. As part of this transaction, the Company also issued warrants to purchase an aggregate of 4,100,000 shares of common stock at exercise prices ranging from $0.25 to $0.40 per share. These warrants expire in 2015, three years after the closing dates.  The Company determined that the warrants are equity instruments and do not represent derivative instruments.  Also during 2012, the Company issued 180,769 shares of common stock as a result of the cashless exercise of 250,000 warrants to purchase common stock and issued 1,000 shares of common stock as a result of the exercise of 1,000 stock options.

During 2013, the Company repurchased 941,403 shares of its common stock. A total of 28,000 stock options were exercised during 2013.

Warrants to Purchase Preferred Stock

     As of December 31, 2012, warrants to purchase 130,915 shares of preferred stock at a price of $1.00 were outstanding. All warrants expired at various dates through November 2013. There were no warrants remaining as of December 31, 2013.

Warrants to Purchase Common Stock

The following table summarizes common stock warrant activity for the following periods:

Balance at December 31, 2011	16,745,634
Granted	4,100,000
Expired / cancelled	(436,811)
Exercised	(250,000)
Balance at December 31, 2012	20,158,823
Granted	-
Expired / cancelled	(2,932,677)
Exercised	-
Balance at December 31, 2013	17,226,146

         As of December 31, 2013, warrants to purchase 17,226,146 shares of common stock at prices ranging from $0.10 to $0.50 were outstanding. All warrants are exercisable as of December 31, 2013 and expire at various dates through December 2018.  In 2013, the Company modified the terms of certain warrants by extending the expiration date. The Company recorded a warrant modification expense of approximately $128,000 included in general and administrative expense. The expense was calculated using the Black-Scholes valuation method and using a risk-free rate of 0.23%, stock price of $5.24, exercise price of $0.50, expected life of 5.0 years and stock price volatility of 95%.

Repurchase of Common Stock

On December 11, 2012, the Company authorized a share repurchase program to repurchase up to 15 million of the Company's issued and outstanding common shares from time to time on the open market or via private transactions through block trades.  Under this program, the Company repurchased a total of 941,403 shares at a weighted-average cost of $0.24 per share in 2013 and 75,000 shares at a weighted-average cost of $0.17 per share in 2012.  The remaining number of shares authorized for repurchase under the plan as of December 31, 2013 is 13,983,597.